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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the USA Truck, Inc. Employee Stock Purchase Plan of our report dated January 24, 1997, with respect to the financial statements and schedule of USA Truck, Inc. included in it Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


                                            /s/ ERNST & YOUNG LLP
                                           -----------------------
                                            ERNST & YOUNG LLP



Little Rock, Arkansas
November 11, 1997